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                                                                  Exhibit 10.11

                      INTERNET COMMUNICATIONS CORPORATION



                          CONVERTIBLE PROMISSORY NOTE

                              DUE MARCH 19, 1999



THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SAID ACT. THIS NOTE AND SUCH SHARES ARE ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN A REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 29, 1996, AS AMENDED, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE SECRETARY OF THE COMPANY.



$1,600,000.00                                               Englewood, Colorado

                                                                 March 20, 1998



     FOR VALUE RECEIVED, INTERNET COMMUNICATIONS CORPORATION, a Colorado corporation (the "COMPANY"), promises to pay to the order of ANSCHUTZ COMPANY or its assigns (the "HOLDER"), on March 19, 1999 (or such earlier date on which the principal amount hereof shall be payable in accordance with the terms hereof, the "MATURITY DATE"), the principal amount of $1,600,000).

     The Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, (a) at the rate of 10.0% per annum from the date hereof. Interest on this Note shall be payable in arrears on and to the last calendar day of each calendar quarter, upon any payment or conversion of this Note (to the extent accrued on the amount being paid or converted) and at maturity (whether at stated maturity, upon acceleration or otherwise) of this Note. Interest shall be computed on the basis of a year of twelve 30-day months. Upon the occurrence and during the continuation of an Event of Default (as defined below), interest shall accrue at the rate that is 5.0% per annum greater than the rate otherwise applicable and interest shall be payable on demand.


     SECTION 1.  PAYMENT.

          (a) All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of the Holder located at 2400 Anaconda Tower, 555 17th Street, Denver, Colorado 80202, or at such other place as shall be designated in writing by the Holder. Until notified in writing of the transfer or assignment of this Note, the Company shall be entitled to deem the Holder or any subsequent permitted assignee of this Note as the owner and holder of this Note. Each of the Holder and any subsequent assignee of this
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Note agrees, by its acceptance hereof, that before disposing of this
Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; PROVIDED, HOWEVER, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of the Company hereunder with respect to payments of principal of or interest on this Note.

          (b) Whenever any payment on this Note shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest on this Note.

          (c) This Note may be prepaid without penalty at any time upon the payment of all accrued interest due at the time of such prepayment.

     SECTION 2. EVENTS OF DEFAULT. If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

          (a) FAILURE TO MAKE PAYMENTS WHEN DUE. Failure to pay any amount of principal of this Note when due (whether at stated maturity, on the date of any required prepayment or upon acceleration, or otherwise), or failure to pay interest or any other amount due under this Note on or before the fifth day after the date due; or

          (b) DEFAULT IN OTHER AGREEMENTS. (i) Failure of the Company to pay when due any principal of or interest on any obligations for borrowed money (other than this Note) or amounts due under any guarantee of another person's obligations for borrowed money ("Debt") (A) in the aggregate amount of $50,000 beyond the end of any grace period provided therefor or (B) in any amount beyond 60 days after the end of any grace period provided therefor; or (ii) breach or default by the Company or any of its Subsidiaries with respect to any other material term of (A) any evidence of any Debt or (B) any loan agreement, mortgage, indenture or other agreement relating to such Debt, if the effect of such breach or default is to cause, or to permit the holder or holders of that Debt (or a trustee on behalf of such holder or holders) to cause, that Debt to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

          (c) BREACH OF WARRANTY. Any representation, warranty, certification or other statement of the Company made in any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made and such default shall not have been remedied or waived within 30 days after the earlier of (i) the Company's obtaining knowledge of such default or (ii) receipt by the Company of notice from the Holder of such default; PROVIDED, HOWEVER, that if such default cannot be cured solely by the payment of money and the cure of such default requires a period in excess of 30 days, and if the Company is diligently and continuously prosecuting such cure, then such default shall not be an Event of Default unless the Company fails to cure such default within 90 days after the Company's obtaining knowledge or notice thereof, as the case may be; or

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          (d)  INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.  (i) A
court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company, in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" as now and hereafter in effect, and any successor statute (the "BANKRUPTCY CODE") or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Company under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Company for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Company, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

          (e) VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) The Company shall have an order for relief entered with respect to it, in connection with, or shall commence, a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Company shall make any assignment for the benefit of creditors; or (ii) the Company shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors (or any committee thereof) of the Company shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

          (f) JUDGMENTS AND ATTACHMENTS. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $10,000 (not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Company or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); it being understood and agreed that, in the event the Company posts a bond pursuant to this Section 2(f), such bond shall not be considered Debt of the Company for purposes of this Note; or

          (g) DISSOLUTION. Any order, judgment or decree shall be entered against the Company decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of 30 days;

then, (A) upon the occurrence of any Event of Default described in Section 2(d) or 2(e), the unpaid

                                       3
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principal amount of and accrued interest on this Note shall automatically become immediately due and payable, without notice, presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company, and (B) upon the occurrence and during the continuance of any other Event of Default, the Holder may, by written notice to the Company, declare all or any portion of the unpaid principal amount of and accrued interest on this Note to be, and the same shall forthwith become, immediately due and payable.

     SECTION 3.     REMEDIES.

          (a) Upon the occurrence and during the continuation of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to the Holder against the Company under this Note (including, without limitation, the conversion of this Note pursuant to Section 5), or at law or in equity, may be exercised by the Holder at any time and from time to time, whether or not all or any portion of the obligations hereunder shall be declared due and payable. Any such actions taken by the Holder shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as the Holder may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of the Holder permitted by law, equity or contract or as set forth herein.

          (b) The rights, powers and remedies of the Holder under this Note shall be cumulative and not exclusive of any other right, power or remedy which the Holder may have against the Company existing at law or in equity or otherwise. The rights, powers and remedies of the Holder may be pursued singly, concurrently or otherwise, at such time and in such order as the Holder may determine in its sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Event of Default with respect to the Company shall not be construed to be a waiver of any subsequent Event of Default by the Company or to impair any remedy, right or power consequent thereon.

          (c) The remedies set forth in this Section 3 are subject to the provisions of Section 7.

     SECTION 4.  CONVERSION.

          (a) OPTIONAL CONVERSION. This Note may be converted into shares of Common Stock, as follows:
     (1) If the principal amount hereof and all interest accrued thereon shall not have been paid in full on the Maturity Date (whether at stated maturity, upon acceleration or otherwise), then, during the period commencing on the day following the Maturity Date and ending at the close of business on the date that is 45 days after the Maturity Date, and subject to and upon compliance with the provisions of this Section 4, at the option of the Holder, this Note or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof, may be converted at the principal amount thereof into shares of Common Stock, as said

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

     shares shall be constituted on the date on which this Note shall be surrendered for conversion and notice given in accordance with the provisions of this Section (the "CONVERSION DATE"), at the Conversion Price (as defined below) in effect at the Conversion Date.

     (2) In order to exercise the conversion privilege, the Holder shall surrender this Note to the Company at its executive offices, together with the conversion notice in the form attached hereto as Exhibit A (or similar separate written notice) duly executed, and, if so required by the Company, accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder or by its duly authorized attorney in writing. As promptly as practicable after the surrender of this Note for conversion as aforesaid, but in no event later than 30 days after surrender, the Company shall deliver at its executive office to such Holder, or on its written order, a certificate or certificates for the number of full shares of Common Stock deliverable upon the conversion of this Note or portion thereof (the "CONVERSION SHARES") and a check or cash in amount equal to any unconverted portion. Such conversion shall be deemed to have been effected on the date on which such notice shall have been received at said executive offices and this Note shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for Conversion Shares shall be deliverable upon such conversion shall be deemed to have become on said date the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificates are to be delivered as the record holder or holders thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date of such surrender. Subject to the foregoing, no payment or adjustment shall be made for dividends on any Shares that shall be delivered upon the conversion of this Note.

     (3) Notwithstanding any other provision hereof, (A) if the conversion of any principal amount of this Note is to be made in connection with a merger, acquisition, tender offer or other business combination, the exercise of the conversion privilege may at the election of the Holder be conditioned upon the conclusion of such transaction, in which case such exercise shall not be deemed to be effective until the conclusion of such transaction and (B) if the issuance of any Conversion Shares pursuant to the conversion of any principal amount of this Note is not exempt from the applicable requirements under the Hart-Scott-Rodino Act, the exercise of the conversion privilege shall be conditioned upon the compliance by the Company, the Holder and all other persons with such requirements, in which case such exercise shall not be deemed to be effective until all such requirements are satisfied. The Holder may by written notice withdraw any such exercise of such conversion privilege before the effectiveness thereof. Any such exercise or withdrawal shall not impair or otherwise affect the other rights and remedies of the Holder permitted by law, equity or contract or as set forth herein.

          (b) FRACTIONAL INTERESTS. The Company shall not be required to deliver fractions of shares of Common Stock upon conversions of this Note. If any fractional interest in a

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share of Common Stock would be deliverable upon the conversion of this Note, the
Company shall make an adjustment therefor in cash equal to the average market price per share (determined as provided below) of the Common Stock on the Conversion Date.

          (c) MECHANICAL ADJUSTMENTS. The number of Conversion Shares issuable upon the conversion of this Note and the Conversion Price shall be subject to adjustment from time to time, as follows:

     (1) If the Company shall at any time pay a dividend on its Common Stock in shares of its Common Stock (including, if applicable, shares of Common Stock held by the Company in treasury or by a Subsidiary), subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or otherwise effect a reclassification or recapitalization of the Common Stock, then in each such case the number of Conversion Shares thereafter issuable upon conversion of this Note shall be adjusted so that this Note shall thereafter be convertible into the number of Conversion Shares equal to the number of shares of Common Stock which the Holder would have held after the occurrence of any of the events described above had this Note been exercised in full immediately prior to the occurrence of such event. An adjustment made pursuant to this paragraph (1) shall become effective retroactively to the related record date in the case of a dividend and shall become effective on the related effective date in the case of a subdivision, combination, reclassification or recapitalization.

     (2) Except with respect to Permitted Issuances, if the Company or a Subsidiary shall at any time issue or sell shares of Common Stock at a purchase price per share of Common Stock (the value of any consideration, if other than cash, to be determined in good faith by the Board of Directors) less than the Average Market Price per share (determined as provided below) of the Common Stock on the date of issuance or sale (for the purpose of this paragraph (2), the "ADJUSTMENT DATE"), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of this Note after such Adjustment Date shall be determined by multiplying the number of Conversion Shares issuable upon conversion of this Note on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such date of issuance or sale and the number of additional shares of Common Stock so issued or sold, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such date of issuance or sale and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Average Market Price. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by a Subsidiary.

     (3) If the Company or a Subsidiary shall at any time issue or sell Derivative Securities (as defined below) providing for the purchase of shares of Common Stock upon the conversion, exchange or exercise thereof at a price per share of Common Stock (taking into account any consideration received by the Company upon the issuance or sale of such Derivative

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     Securities and any additional consideration to be received upon the conversion, exchange or exercise thereof, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors) less than the Average Market Price per share (determined as provided below) of the Common Stock on the date of issuance or sale (for the purpose of this paragraph (3), the "ADJUSTMENT DATE"), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of this Note after such Adjustment Date shall be determined by multiplying the number of Conversion Shares issuable upon conversion of this Note on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of additional shares of Common Stock so offered for subscription or purchase upon the conversion, exchange or exercise of such Derivative Securities, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Average Market Price. Such adjustment shall be made whenever any such Derivative Securities are issued, and shall become effective on the date of issuance retroactive to the Adjustment Date. If all the shares of Common Stock so offered for subscription or purchase are not delivered upon the final conversion, exchange or exercise of such Derivative Securities, then, upon the final conversion, exchange or exercise of such Derivative Securities, or the expiration, cancellation or other termination thereof, the number of Conversion Shares issuable upon conversion of this Note shall thereafter be readjusted to the number of Conversion Shares which would have been in effect had the numerator and the denominator of the foregoing fraction and the resulting adjustment been made based upon the number of shares of Common Stock actually delivered upon the conversion, exchange or exercise of such Derivative Securities, or the expiration, cancellation or other termination thereof rather than upon the number of shares of Common Stock so offered for subscription or purchase. If the purchase price provided for in any Derivative Securities, the additional consideration, if any, payable upon the conversion, exchange or exercise of any Derivative Securities or the rate at which any Derivative Securities are convertible into or exchangeable or convertible into Common Stock shall change at any time (including, without limitation, at the time of or after such conversion, exchange or exercise), the number of Conversion Shares issuable upon conversion of this Note in effect at the time of such change shall be readjusted to the number of Conversion Shares issuable upon conversion of this Note which would have been in effect at such time had such Derivative Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, on the related Adjustment Date, and such readjustment shall become effective on the date of such change retroactive to the Adjustment Date; PROVIDED, that no such readjustment shall have the effect of decreasing the number of Conversion Shares issuable upon the conversion of this Note by an amount in excess of the amount of the adjustment initially made with respect to the issuance or sale of the Derivative Securities. For the purposes of this paragraph (3), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by a Subsidiary.

     (4) If the Company shall at any time declare or pay a dividend or other distribution on its

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     Common Stock other than a stock dividend payable solely in shares of Common
     Stock or a cash dividend paid out of current earnings (the value of any such dividend or other distribution, if other than cash, to be determined in good faith by the Board of Directors), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of this Note after the declaration date therefor (for the purpose of this paragraph
     (4), the "ADJUSTMENT DATE") shall be determined by multiplying the number of Conversion Shares issuable upon conversion of this Note on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of additional shares of Common Stock which the aggregate value of such dividend or distribution would purchase at such Average Market Price and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment
     Date. For the purposes of this paragraph (4), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by a Subsidiary.

     (5) If the Company or a Subsidiary shall at any time purchase shares of Common Stock at a price per share of Common Stock (the value of any consideration, if other than cash, to be determined in good faith by the Board of Directors) less the Average Market Price per share (determined as provided below) of the Common Stock on the date of such purchase (for the purpose of this paragraph (5), the "ADJUSTMENT DATE"), then in each such case, the number of Conversion Shares thereafter issuable upon conversion of this Note after such Adjustment Date shall be determined by multiplying the number of Conversion Shares issuable upon conversion of this Note on the date immediately preceding such Adjustment Date by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of additional shares of Common Stock which the aggregate purchase price of the total number of shares so purchased would purchase at such Average Market Price and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such Adjustment Date and the number of shares of Common Stock so purchased. For the purposes of this paragraph (5), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company or by a Subsidiary.

     (6) In case of any capital reorganization or any reclassification (other than a change in par value) of the capital stock of the Company, or of any exchange or conversion of the Common Stock for or into securities of another corporation, or in case of the consolidation or merger of the Company with or into any other person (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or in case of any sale or conveyance of all or substantially all of the assets of the Company, the person formed by such consolidation or resulting from such capital reorganization, reclassification or merger or which acquires such assets, as the case may be, shall make provision such that this Note shall thereafter be convertible into the kind and amount of shares of stock, other securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, as the case may be, by a holder of the shares of Common Stock equal to the

                                       8
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     number of Conversion Shares issuable upon conversion of this Note immediately prior to the effective date of such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance, assuming (1) such holder of Common Stock of the Company is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made as the case may be ("CONSTITUENT ENTITY"), or an affiliate of a constituent entity, and (2) such person failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such capital reorganization, reclassification of capital stock, consolidation, merger, sale or conveyance and, in any case appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the Holder, to the end that the provisions set forth herein (including the specified changes in and other adjustments of the number of Conversion Shares issuable upon conversion of this Note) shall thereafter be applicable, as near as reasonably may be, in relating to any shares of stock or other securities or other property thereafter deliverable upon conversion of this Note .

     (7)  For the purposes of this Section 4:

          (A) "AVERAGE MARKET PRICE" per share of Common Stock on any date means the average of the daily Closing Prices for the 15 consecutive Trading Days commencing 20 Trading Days before the date of declaration or authorization by the Board of Directors of the Company of such issuance or distribution;

          (B) "CLOSING PRICE" means the last reported sales price, regular way, per share of Common Stock on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange, or, if shares of such stock are not listed or admitted to trading on a national securities exchange, on the NASDAQ/National Market System or the NASDAQ/Small Cap market, as the case may be, or, if such last sales price or closing bid and asked prices are not so reported, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for such purpose, or if no such prices are available, the fair market value of the Common Stock as determined in good faith by the Board of Directors;

          (C) "DERIVATIVE SECURITIES" means securities convertible into or exchangeable or convertible into shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock, options for the purchase of, or calls, commitments or other claims of any character relating to, shares of Common Stock or any securities convertible into or exchangeable for any of the foregoing; and

          (D) "PERMITTED ISSUANCES" means the issuance of shares of Common Stock after the date of this Note (i) pursuant to the exercise of options outstanding on the date hereof, in each case in accordance with the terms thereof as of the date of this Note, (ii)

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     pursuant to the conversion of this Note and (iii) with the approval of
     Holder, which approval may be granted, withheld, conditioned or delayed in its sole discretion.

     (8) If any shares of Common Stock or Derivative Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any shares of Common Stock or Derivative Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price thereof as of the date of receipt. In case any shares of Common Stock or Derivative Securities are issued to the owners of the non-surviving entity in connection with any merger or other business combination in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock or Securities, as the case may be. The fair value of any consideration other than cash or marketable securities shall be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Holder, whose determination shall be final and binding on the Company and the Holder.
     The fees and expenses of such appraiser shall be paid by the Company.

     (9) If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution on its Common Stock or (B) to subscribe for or purchase shares of Common Stock or Derivative Securities, then such record date shall be deemed to be the date of the payment or distribution of such dividend or other distribution or the date of issuance and sale of any shares of Common Stock deemed to have been issued or sold in connection thereto.

     (10) All calculations under this Section 4 shall be made to the nearest one-thousandth of a share of Common Stock.

     (11) The price payable by the Holder for the issuance of Conversion Shares by the Company upon conversion of this Note (the "CONVERSION PRICE") is $4.25 per Conversion Share at the date of this Note. Whenever the number of Conversion Shares issuable upon the conversion of this Note is adjusted or readjusted pursuant to paragraphs (1) through (10), inclusive, above, the Conversion Price payable upon conversion of this Note shall be adjusted or readjusted by multiplying the Conversion Price immediately prior to the related Adjustment Date by a fraction, the numerator of which shall be the number of Conversion Shares purchasable upon the conversion of this Note immediately preceding such Adjustment Date, and the denominator of which shall be the number of Conversion Shares so purchasable immediately thereafter; PROVIDED that no such readjustment pursuant to paragraph (3) above with respect to the conversion, exchange or exercise, or expiration, cancellation or other termination, of any Derivative Securities shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance or sale of such Derivative Securities.

     (12) If any event occurs of the type contemplated by the provisions of this
     Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the number of Conversion Shares issuable upon conversion of this Note and the Conversion Price so as to protect the rights of the Holder under this Note.

     (13) For the purpose of this Section 4, the term "SHARES OF COMMON STOCK" means (A) the class of stock designated as the Common Stock of the Company at the date of this Note or (B) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraphs (1) through (4), inclusive, above, the Holder shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon conversion of this Note and the Conversion Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Conversion Shares contained in paragraphs (1) through (4), inclusive, above, and the provisions of Sections 4(d), 4(e) and 4(f), inclusive, with respect to the Conversion Shares, shall apply on like terms to any such other shares.

     (14) Notwithstanding anything herein to the contrary, there shall be no adjustment in the number of Conversion Shares or in the Conversion Price in respect of Permitted Issuances.

     (15) In case of any consolidation or merger of the Company with or into another entity (whether or not the Company is the surviving entity) or in case of any sale, transfer or lease of all or substantially all of the assets of the Company, the Company or such successor or purchasing entity, as the case may be, shall execute with the Holder an agreement that the Holder shall have the right thereafter upon payment of the Conversion Price in effect immediately prior to such action to purchase upon conversion of this Note the kind and amount of shares and other securities, cash and property that the Holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer, lease or conveyance had this Note been exercised in full immediately prior to such action, and if the successor or purchasing entity is not a corporation, such person shall provide appropriate tax indemnification with respect to such shares or other securities and property so that upon conversion of this Note, the Holder would have the same benefits it otherwise would have had if such successor or purchasing person were a corporation. Such agreement shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraphs (1) through (14), inclusive, above. The provisions of this paragraph (15) shall similarly apply to successive consolidations, mergers, sales or conveyances.

          (d) TIME OF ADJUSTMENTS. Each adjustment required by Section 4(c) shall be effective as and when the event requiring such adjustment occurs.

          (e) NOTICE OF ADJUSTMENT. Whenever the number of Conversion Shares purchasable upon the conversion of this Note or the Conversion Price is adjusted as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to each Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Conversion Shares purchasable upon the conversion of this Note and the Conversion Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment.

          (f) NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 4(c), no adjustment in respect of any dividends declared or paid on the Common Stock shall be made during the term of this Note or upon the conversion of this Note.

          (g) TAXES. The issue of stock certificates on conversions of this Note shall be made without charge to the Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the Holder, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          (h) RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares or its issued shares held in its treasury, or both, for the purpose of effecting the conversion of this Note, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion, exchange or exercise of outstanding securities of the Company convertible into or exchangeable or exercisable for any shares of the Common Stock, all rights to subscribe for or to purchase, all options for the purchase of, and all calls, commitments or claims of any character relating to, any shares of Common Stock and any securities convertible into or exchangeable or exercisable for any of the foregoing.

          (i) REGISTRATION OR APPROVAL. If any shares of Common Stock reserved or to be reserved for the purpose of conversion of this Note require registration with or approval of any governmental authority under any federal or state law before such shares may be validly delivered upon conversion, including, without limitation, the Hart-Scott-Rodino Act, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

          (j)  VALIDLY ISSUED, ETC.  The Company covenants that all shares of
Common

Stock which may be delivered upon conversion of this Note shall upon delivery be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue or delivery thereof.

          (k)  NOTICE.  In the event:

     (1) that the Company shall pay any dividend or make any distribution to the holders of shares of Common Stock otherwise than in cash charged against capital surplus, consolidated net earnings or retained earnings of the Company and its Subsidiaries; or

     (2) that the Company shall offer for subscription or purchase, pro rata, to all of the holders of shares of Common Stock any additional shares of stock of any class or any securities convertible into or exchangeable for stock of any class; or

     (3) of any reclassification or change of outstanding shares of the class of Common Stock issuable upon the conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or of any merger or consolidation of the Company with, or merger of the Company into, another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Note), or of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety or of any other similar business combination transaction;

then, and in any one or more of such events, the Company will give to the Holder written notice thereof at least 15 days prior to (A) the record date fixed with respect to any of the events specified in (1) and (2) above, and (B) the effective date of any of the events specified in (3) above. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

          (l) SPECIFIC PERFORMANCE. The Company acknowledges that the failure of the Company to perform its obligations under this Section 4 will not be compensable by the payment of monetary damages and hereby waives any defense to a claim by the Holder that the provisions of this Section 4 be specifically enforced.

          (m) REGISTRATION RIGHTS. The Conversion Shares shall be deemed to be "Registrable Shares" subject to the terms of the Registration Rights Agreement between the Company and Interwest Group, Inc. dated as of May 29, 1998, as amended.

     SECTION 5.     LEGENDS.

          (a) Each certificate for Conversion Shares and any certificate issued in exchange therefor or on conversion or upon transfer, except certificates issued in connection with a sale registered under the Securities Act of 1933, as amended, and except as provided below, shall bear the legends to the following effects:

     1. "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be offered, sold, transferred or otherwise disposed of except in compliance with said Act."

        2. "The shares represented by this certificate are subject to restrictions set forth in the Registration Rights Agreement dated as of May 29, 1996, as amended, a copy of which is on file in the office of the Secretary of the Company."

          (b) The legend stated in Section 5(a)(1) shall be removed by delivery of one or more substitute certificates without such legend if the holder thereof shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission or an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the legend is not required for purposes of the Securities Act of 1933, as amended.

          (c) The legend stated in Section 5(a)(2) shall be removed at such time as the Conversion Shares are no longer subject to the Registration Rights Agreement referenced therein.

     SECTION 6. COSTS AND EXPENSES. The Company promises to pay all costs and expenses, including reasonable attorneys' fees incurred in the collection and enforcement of this Note. The Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     SECTION 7. THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO.

     SECTION 8. SEVERABILITY OF PROVISIONS. Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Note or affecting the validity or enforceability of the provision in any other jurisdiction.

     SECTION 9. HEADINGS AND REFERENCES. Headings in this Note are included for the convenience of reference only and do not constitute a part of this Note for any other purpose. References to sections in this Note are references to the sections of this Note, unless the context shall require otherwise.

     SECTION 10. NON-EXCLUSIVE JURISDICTION. Each of the Company and the Holder, by acceptance hereof, (1) agrees that any legal action with respect to this Note may be brought in the courts of the State of Colorado or of the United
States of America for the District of Colorado, (2) accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts, and (3) irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any legal action in those jurisdictions; PROVIDED, HOWEVER, that each of the Company and the Holder may assert in a legal action in any other jurisdiction or venue each defense, third-party claim or similar claim that, if not so asserted in such legal action, may thereafter not be asserted by such party in an original legal action in the courts referred to in clause (1) above.

     SECTION 11. WAIVER OF JURY TRIAL. Each of the Company and the Holder, by acceptance hereof, waives any right to a trial by jury in any legal action to enforce or defend any right under this Note or any amendment, instrument, document or agreement delivered, or which in the future may be delivered, in connection with this Note and agrees that any legal action shall be tried before a court and not before a jury.

     SECTION 12.  SUBORDINATION.

          (a) Subordination to Senior Indebtedness.  The indebtedness evidenced
              ------------------------------------
by this Note, and the payment of the principal hereof, and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of the Company's obligations to Norwest Bank, N.A. (the "Senior Indebtedness"). The Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness.

          (b) No Payment if Default in Senior Indebtedness.  No payment on
              --------------------------------------------
account of principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.

          (c) Payment upon Dissolution, Etc.  Upon payment or distribution of
              ------------------------------
assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or other proceedings, all principal and interest due upon any Senior Indebtedness shall first be paid in full, or payment thereof in full duly provided for, before the Holder shall be entitled to receive or, if received, to retain any payment or distribution on account of this Note; and upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holder would be entitled except for the provisions of this Section 12 shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holder if it shall have received such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to each such holder on the basis of the
                     --- ----
respective amounts of such Senior Indebtedness held by such holder) or their representatives to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holder.

          (d) Subrogation.  Subject to the payment in full of all Senior
              -----------
Indebtedness and until the Note shall be paid in full, the Holder shall be subrogated to the rights of the holders of the Senior Indebtedness (to the extent of payments or distributions previously made to such holders of Senior Indebtedness pursuant to the provisions of subsections (b) and (c) of this
Section 12) to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Note; and for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 12 shall, as between the Company and its creditors, other than the holders of the Senior Indebtedness and the Holder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

          (e) Rights of Holders Unimpaired.  The provisions of this Section 12
              ----------------------------
are and are intended solely for the purposes of defining the relative rights of the Holder and the holders of Senior Indebtedness and nothing in this Section 12 shall impair, as between the Company and the Holder, the obligation of the Company, which is unconditional and absolute, to pay to the Holder the principal thereof and interest thereon, in accordance with the terms of this Note, nor shall anything herein prevent the Holder from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness.

          (f) Holders of Senior Indebtedness.  These provisions regarding
              ------------------------------
subordination will constitute a continuing offer to all persons who, in reliance upon such provisions, become holder of, or continue to hold, Senior Indebtedness; such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees under such provisions to the same extent as if they are named herein, and they or any of them may proceed to enforce such subordination.

          (g) Payments on Note.  Subject to paragraph (c), the Company may make
              ----------------
payments of the principal of, and any interest or premium on, this Note, if at the time of payment, and immediately after giving effect thereto, (i) there exists no default in any payment with respect to any Senior Indebtedness and
(ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.

     SECTION 13. PAYMENT OF ATTORNEY FEES. The Company shall pay all reasonable attorney fees and expenses incurred by the Company and the Holder in negotiating the terms of this Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                      INTERNET COMMUNICATIONS CORPORATION

                       By:  _____________________________

                       Name:  ___________________________

                      Title:  ____________________________

                                   EXHIBIT A

                          [FORM OF CONVERSION NOTICE]

TO: INTERNET COMMUNICATIONS CORPORATION

     The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of the Company in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment any unconverted portion hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto.

Dated:  _______________